                                                                   Exhibit 99(b)

                                TRANSMATION, INC.
               UNAUDITED PRO FORMA COSOLIDATED STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001


                                                                                     TPG
                                                                                  PRO FORMA
                                                            AS REPORTED           ADJUSTMENTS           PRO FORMA
                                                            ------------         -------------        -------------
                                                                      (1)                  (2)                  (3)
Product Sales                                               $ 24,575,077         $ (1,154,459)        $ 23,420,618
Service Sales                                                  8,791,524                                 8,791,524
                                                            ------------         ------------         ------------
Net Sales:                                                    33,366,601           (1,154,459)          32,212,142
                                                            ------------         ------------         ------------


Costs and Expenses:
     Cost of Products Sold                                    16,507,036             (903,070)          15,603,966
     Cost of Services Sold                                     7,196,838                                 7,196,838
                                                            ------------         ------------         ------------
     Cost of Products and Services Sold                       23,703,874             (903,070)          22,800,804
     Selling and Administrative Expenses                       9,021,360             (423,042)           8,598,318
     Research and Development Costs                              594,736             (587,670)               7,066
     Interest Expense                                            913,248             (382,000)             531,248
                                                            ------------         ------------         ------------
                                                              34,233,218           (2,295,782)          31,937,436
                                                            ------------         ------------         ------------

Other Income: Gain on Life Insurance Policy                      206,800                    0              206,800

(Loss) / Income Before Taxes                                    (659,817)          (1,141,323)             481,506
 Provision for Income Taxes
     State and Federal                                                 0              456,529              456,529
                                                            ------------         ------------         ------------
Net (Loss) / Income                                         $   (659,817)        $   (684,794)        $     24,977




Net ( Loss) / Income Per Share - Basic                      $      (0.10)                             $       0.00
                                                            ============         ============         ============
                               - Diluted                    $      (0.10)                             $       0.00
                                                            ============         ============         ============


Shares Used in Calculation - Basic                             6,088,960                                 6,088,960
                                                            ============         ============         ============
                           - Diluted                           6,088,960               19,865            6,108,825
                                                            ============         ============         ============

                                TRANSMATION, INC.
               UNAUDITED PRO FORMA COSOLIDATED STATEMENT OF INCOME
                   FOR THE TWELVE MONTHS ENDED MARCH 31, 2001


                                                                            TPG
                                                                         PRO FORMA
                                                   AS REPORTED           ADJUSTMENTS          PRO FORMA
                                                   ------------         ------------         ------------
                                                             (4)                  (5)                  (6)
Product Sales                                      $ 58,212,220         $ (3,456,493)        $ 54,755,727
Service Sales                                        17,356,318
                                                   ------------         ------------         ------------
Net Sales:                                           75,568,538           (3,456,493)          72,112,045
                                                   ------------         ------------


Costs and Expenses:
     Cost of Products Sold                           39,266,567           (2,019,248)          37,247,319
     Cost of Services Sold                           13,263,312
                                                   ------------         ------------         ------------
     Cost of Products and Services Sold              52,529,879           (2,019,248)          50,510,631
     Selling and Administrative Expenses             18,921,126           (1,315,921)          17,605,205
     Research and Development Costs                   1,165,953           (1,165,953)                   0
     Interest Expense                                 2,522,838             (970,375)           1,552,463
                                                   ------------         ------------         ------------
                                                     75,139,796           (5,471,497)          69,668,299
                                                   ------------         ------------         ------------

Other Income: Gain on Life Insurance Policy                                        0                    0

Income Before Taxes                                     428,742           (2,015,004)           2,443,746
 Provision for Income Taxes
     State and Federal                                  (84,400)             806,001             (721,601)
                                                   ------------         ------------         ------------
Net Income                                              513,142           (1,209,003)           1,722,145




Net Income Per Share        - Basic                $       0.09                              $       0.29
                                                   ============         ============         ============
                            - Diluted              $       0.09                              $       0.29
                                                   ============         ============         ============


Shares Used in Calculation  - Basic                   6,029,920                                 6,029,920
                                                   ============         ============         ============
                            - Diluted                 6,029,920                                 6,029,920
                                                   ============         ============         ============

            TPG BALANCE SHEET  11/30/01
            ---------------------------

                                                  TPG
                                               STOCK SALE
                                               11/30/2001
                                              -----------
ASSETS
Current Assets
Cash Proceeds from Sale
Cash
Accounts Receivable2                            (354,881)
Inventories                                   (2,616,239)
Income Taxes Receivable
Prepaid Expenses and Deferred Charges            (29,468)
Deferred Tax Assets
                                              ----------
Total Current Assets                          (3,000,588)

Properties, net                               (1,132,406)
Goodwill, net                                 (4,484,298)
Deferred Charges
Deferred Income Taxes
Other Assets
                                              ----------
                                              (5,616,704)
TOTAL ASSETS                                  (8,617,292)
                                              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Long-term Debt, Current
Accounts Payable                                (141,016)
Accrued Payrolls and Commissions                (296,118)
Income Tax Payable - Transaction2
                                              ==========
Total Current Liabilities                       (437,134)
                                              ----------

Revoling Line of Credit

Long-term Debt, net
Deferred Compensation
Deferred Tax Liabilities
                                              ----------

Total Liabilities                               (437,134)
                                              ----------

Stockholders' Equity
Common Stock
Capital in Excess of Par Value
Accumulated Other Comprehensive Income
Retained Earnings
Realized Gain on Sale of Assets
Less: Treasury Stock
                                              ----------
Total Stockholders' Equity                      (437,134)
                                              ----------

TOTAL LIABILITIES AND STKHLDRS' EQUITY          (437,134)
                                              ==========

                                                                            9/30/2001           11/30/2001
Assumptions:                                                                    TPG                 TPG
1  Asset Sale Price                                                          10,500,000         10,500,000
2 Tax basis of the assets of the divisions is calculated as follows:


 TAX CALCULATION:
 ----------------
Division Current Assets                                                       3,390,114           3,000,588
Division Fixed Assets, net of est. DTL                                        1,139,414           1,132,406
Less: Current Liabilities                                                      (525,799)           (437,134)
Less: Goodwill                                                                4,536,558           4,484,298
                                                                            -----------         -----------
Less: Cash                                                                    8,540,287           8,180,158
                                                                            -----------         -----------
Tax Basis of Assets / Stock                                                   1,959,714           2,319,842
Tax Gain on Sale                                                                   0.35                0.35
                                                                            -----------         -----------
Corporate Tax Rate

Taxes Due                                                                       685,900             811,945
                                                                            ===========         ===========

BOOK CALCULATION:
-----------------
Purchase Price                                                               10,500,000          10,500,000
  Plus: Assumed Liabilities                                                     525,799             437,134
                                                                            -----------         -----------
                                                                             11,025,799          10,937,134
  Less:  Current Assets                                                      (3,390,114)         (3,000,588)
  Less:  Net Fixed Assets                                                    (1,139,414)         (1,132,406)
  Less: Goodwill                                                             (4,536,558)         (4,484,298)
                                                                            -----------         -----------
                                                                              1,959,713           2,319,842

  Less:  Taxes Paid                                                             685,900             811,945
  Less:  Transaction Costs                                                      279,000             279,000
                                                                            -----------         -----------
Net Impact to Earnings                                                          994,813           1,228,897
                                                                            ===========         ===========

                                TRANSMATION, INC
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001

                                                                                   Pro Forma
                                                             As Reported           Adjustments          Pro Forma
                                                             ------------         ------------         ------------
                                                                                      TPG
                                                                       (7)                  (8)                  (9)
ASSETS:

Current Assets:
     Cash                                                    $    682,960         $          -         $    682,960
     Accounts Receivable, less allowance for doubtful
        accounts of $408,819 at September 30, 2001              9,115,809             (485,047)           8,630,762
     Inventories                                                8,284,598           (2,795,972)           5,488,626
     Income Taxes Receivable                                      878,165             (630,000)             248,165
     Prepaid Expenses and Deferred Charges                        998,592             (109,095)             889,497
     Deferred Tax Assets                                          411,286             (201,719)             209,567
                                                             ------------         ------------         ------------
     Current Assets                                            20,371,410           (4,221,833)          16,149,577
Properties, at cost, less accumulated depreciation              5,314,375           (1,139,414)           4,174,961
Goodwill, less accumulated amortization of $5,497,596
     at September 30, 2001                                     19,289,087           (4,536,557)          14,752,530
Deferred Charges                                                  125,531                                   125,531
Deferrd Tax Assets                                                      0              425,484              425,484
Other Assets                                                      183,811                                   183,811
                                                             ------------         ------------         ------------
                                                             $ 45,284,214         $ (9,472,320)          35,811,894
                                                             ============         ============         ============


LIABILITIES AND STOCKHOLDERS' EQUITY:

Current Liabilities:
     Current Portion of Long-Term Debt                       $  3,980,000                  $ -         $  3,980,000
     Accounts Payable                                           5,010,269             (274,652)           4,735,617
     Accrued Payrolls, Commissions and Other                    1,941,943             (251,147)           1,690,796
                                                             ------------         ------------         ------------
     Current Liabilities                                       10,932,212             (525,799)          10,406,413
Long-Term Debt                                                 21,053,307          (10,500,000)          10,553,307
Deferred Compensation                                             265,689                                   265,689
Deferred Gain on Sale                                                   0            1,858,147            1,858,147
Deferred Tax Liabilities                                          304,668             (304,668)                   0
                                                             ------------         ------------         ------------
                                                               32,555,876           (9,472,320)          23,083,556

Stockholders' Equity
     Common Stock, par value $.50 per share -                   3,110,824                                 3,110,824
        Authorized 30,000,000 shares
     Capital in Excess of Par Value                             3,005,429                                 3,005,429
     Accumulated Other Comprehensive Income                      (310,275)                                 (310,275)
     Retained Earnings                                          7,375,675                                 7,375,675
                                                             ------------         ------------         ------------
                                                               13,181,653                                13,181,653

Treasury Stock, at cost, 119,358 shares                          (453,315)                                 (453,315)
                                                             ------------         ------------         ------------
                                                               12,728,338                                12,728,338
                                                             ------------         ------------         ------------
                                                             $ 45,284,214         $ (9,472,320)        $ 35,811,894
                                                             ============         ============         ============

                                TRANSMATION, INC
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001

                                                                 March 31,2001          Pro Forma
                                                                 (As Reported)          Adjustments               Pro Forma
                                                               ----------------        -------------            -------------
                                                                                           TPG
ASSETS:


Current Assets:
     Cash                                                              176,834                4,416                $ 172,418
     Accounts Receivable, less allowance for doubtful
        accounts of  $355,700 at March 31, 2001.                    10,752,232            5,056,975                5,695,257
     Inventories                                                     8,398,934            2,933,964                5,464,970
     Income Taxes Receivable                                           858,724                                       858,724
     Prepaid Expenses and Deferred Charges                           1,037,887               77,283                  960,604
     Deferred Tax Assets                                               411,286                                       411,286
                                                                  ------------         ------------            -------------
     Current Assets                                                 21,635,897            8,072,638               13,563,259
Properties, at cost, less accumulated depreciation                   5,746,506            1,099,400                4,647,106
Goodwill, less accumulated amortization of $5,187,638
      at March 31, 2001.                                            19,915,691            4,693,335               15,222,356
Deferred Charges                                                       130,469                                       130,469
Other Assets                                                           293,103                                       293,103
                                                                  ------------         ------------            -------------
                                                                    47,721,666           13,865,373               33,856,293
                                                                  ============         ============            =============

LIABILITIES AND STOCKHOLDERS' EQUITY:


Current Liabilities:
     Current Portion of Long-Term Debt                               3,980,000                                     3,980,000
     Accounts Payable                                                6,630,082              404,056                6,226,026
     Accrued Payrolls, Commissions and Other                         1,960,131              242,275                1,717,856
                                                                  ------------         ------------            -------------
     Current Liabilities                                            12,570,213              646,331               11,923,882
Long-Term Debt                                                      21,223,607                                    21,223,607
Deferred Compensation                                                  293,830                                       293,830
Deferred Tax Liabilities                                               304,668                                       304,668
                                                                  ------------         ------------            -------------
                                                                    34,392,318              646,331               33,745,987
                                                                  ------------         ------------

Stockholders' Equity
     Common Stock, par value $.50 per share -                        3,094,477            6,637,500               (3,543,023)
        Authorized 30,000,000 shares
     Capital in Excess of Par Value                                  2,957,854                                     2,957,854
     Accumulated Other Comprehensive Income                           (305,160)                                     (305,160)
     Retained Earnings                                               8,035,492            6,581,542                1,453,950
                                                                  ------------         ------------            -------------
                                                                    13,782,663           13,219,042                  563,621

Treasury Stock, at cost, 119,358 shares                               (453,315)                                     (453,315)
                                                                  ------------         ------------            -------------
                                                                    13,329,348           13,219,042                  110,306
                                                                  ------------         ------------            -------------
                                                                    47,721,666           13,865,373               33,856,293
                                                                  ============         ============            =============

TRANSMATION, INC NOTES:
-----------------------

Notes to the unaudited Pro Forma Consolidated Financial information contained herin.


The accompanying pro forma consolidated financial information for Transmation, Inc. ("Transmation") for the year ended March 31, 2001 and the six months ended September 30, 2001, is unaudited. This financial information does not contain the detail or footnote disclosure concerning the accounting policies and other matters that would be included in full fiscal year financial financial statements.

                   INCOME STATEMENT: SIX MONTHS (APRIL 1, 2001 TO
                   ----------------------------------------------
                   SEPTEMBER 30, 2001)
                   -------------------

             (1) Represents Transmation's Consolidated Statement of Income for the six months of fiscal year 2002 from April 1, 2001 thru September 30, 2001. This is derived from the Consolidated Financial Statements previously presented in the Transmaiton's second quarter report on Form 10-Q.


             (2) Represents the adjustments for the sale of the Transmation Products Group ("TPG") as they affect the overall Statement of Income for the first six months of fiscal 2002 from April 1, 2002 thru September 30, 2002. Intercompany eliminations have been included for both sales and cost of goods sold. The income tax benefit is calculated at the statutory rate. Interest expense has been included based on the annualized effect of the total proceeds from the sale at the borrowing rate from our lending institution. As Transmation has pro forma income, dilluted shares are calculated using the treasury stock method.


             (3) Represents the Pro Forma Consolidated Statement of Income with the sale of the TPG excluded for the first six months of fiscal 2002 from April 1, 2001 thru September 30, 2001. The net effect on basic and diluted shares is also presented.


                   INCOME STATEMENT: FISCAL YEAR (APRIL 1, 2000 TO
                   -----------------------------------------------
                   MARCH 31, 2001)
                   ---------------

 NOTES (4) - (6)   Represents the same detail as Notes (1) - (3) with the time frame being the Fiscal Year 2001 form April 1, 2000 thru
                   March 31, 2001.



                   BALANCE SHEET (SEPTEMBER 30, 2001)
                   ----------------------------------

             (7) Represents Transmation's Consolidated Balance Sheet as of September 30, 2001. This is derived from the Consolidated Financial Statements previously presented in Transmation's second quarter report on Form 10-Q.


             (8) Represents the adjustments for the sale of the TPG as they affect the overall Consolidated Balance Sheet as of September 30, 2001. The proceeds form the sale have been included as a reduction of overall long term debt. The $1.9 million gain on the sale is being deferred due to post acquisition commitments requiring Transmation to purchase certain minimum levels of inventory from TPG trough 2006. Additionally, Transmation recorded an income tax payable of $630,000 on the deferred gain associated with the sale of TPG.


             (9) Represents the Pro Forma Consolidated Balance Sheet excluding those assets of TPG which were sold, the deferred gain on the sale and the income tax payable.